                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Beyond.com Corporation                           CASE NO.  02-50441
                                                                 ------------

                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED:   Jul-02                              PETITION DATE:  01/24/02
            ---------------                                      --------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

    Dollars reported in $1

2.  ASSET AND LIABILITY STRUCTURE                               END OF CURRENT MONTH  END OF PRIOR MONTH   AS OF PETITION FILING
                                                                --------------------  -------------------  ---------------------
    a.  Current Assets                                                  $17,987,409          $19,267,132
                                                                --------------------  -------------------
    b.  Total Assets                                                    $19,474,485          $24,326,445
                                                                --------------------  -------------------  ---------------------
    c.  Current Liabilities                                             $13,186,459          $12,918,131
                                                                --------------------  -------------------
    d.  Total Liabilities                                               $54,054,818          $53,786,490
                                                                --------------------  -------------------  ---------------------


3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                                          CUMULATIVE
                                                                 CURRENT MONTH           PRIOR MONTH            (CASE TO DATE)
                                                                --------------------  -------------------  ---------------------
    a.  Total Receipts                                                     $670,553           $1,420,328         $12,835,048
                                                                --------------------  -------------------  ---------------------
    b.  Total Disbursements                                              $1,717,679           $3,457,098         $15,802,926
                                                                --------------------  -------------------  ---------------------
    c.  Excess (Deficiency) of
        Receipts Over Disbursements (a - b)                             ($1,047,126)         ($2,036,770)        ($2,967,878)
                                                                --------------------  -------------------  ---------------------
    d.  Cash Balance Beginning of Month                                  $3,259,338           $5,296,108          $5,180,090
                                                                --------------------  -------------------  ---------------------
    e.  Cash Balance End of Month (c + d)                                $2,212,211           $3,259,338          $2,212,211
                                                                --------------------  -------------------  ---------------------


                                                                                                                CUMULATIVE
                                                                    CURRENT MONTH        PRIOR MONTH           (CASE TO DATE)
                                                                --------------------  -------------------  ---------------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                      ($1,748,862)           ($292,712)        ($6,990,733)
                                                                --------------------  -------------------  ---------------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                          $6,189,102           $4,658,264
                                                                --------------------  -------------------
6.  POST-PETITION LIABILITIES                                           $13,186,459          $12,918,131
                                                                --------------------  -------------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0                   $0
                                                                --------------------  -------------------


AT THE END OF THIS REPORTING MONTH:                                                                 YES                       NO
                                                                                                    ---                       --
8.  Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                   [X]                       [ ]

9.  Have any payments been made to professionals?  (if yes, attach listing including date of
    payment, amount of payment and name of payee)                                                   [ ]                       [X]

10. If the answer is yes to 8 or 9, were all such payments approved by the court?                   [X]                       [ ]

11. Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,
    attach listing including date of payment, amount and reason for payment, and name of payee)     [X]                       [ ]

12. Is the estate insured for replacement cost of assets and for general liability?                 [X]                       [ ]

13. Are a plan and disclosure statement on file?                                                    [ ]                       [X]

14. Was there any post-petition borrowing during this reporting period?                             [ ]                       [X]

15. Check if paid: Post-petition taxes [X];        U.S. Trustee Quarterly Fees [ ]

    Check if filing is current for: Post-petition tax reporting and tax returns: [X]



    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  August 19, 2002                         /s/ John Barratt
       -------------------                     ---------------------------------
                                               Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 7/31/2002


                                                              FROM SCHEDULES      MARKET VALUE
                                                              --------------     --------------
       ASSETS

          CURRENT ASSETS

     1       Cash and cash equivalents - unrestricted                               $1,062,211
                                                                                 --------------
     2       Cash and cash equivalents - restricted                                 $1,150,000
                                                                                 --------------
     3       Accounts receivable (net)                              A               $6,189,102
                                                                                 --------------
     4       Inventory                                              B                 $627,547
                                                                                 --------------
     5       Prepaid expenses                                                       $1,091,850
                                                                                 --------------
     6       Professional retainers                                                         $0
                                                                                 --------------
     7       Other:     Deposits                                                      $765,011
                        ------------------------------                           --------------
     8                  Deferred Cost of Goods Sold                                 $5,704,739
                        ------------------------------                           --------------
                        Digital River Shares                                        $1,396,949
                        ------------------------------                           --------------

                                                                                 --------------
     9    TOTAL CURRENT ASSETS                                                     $17,987,409
                                                                                 --------------
                                                                                 --------------

          PROPERTY AND EQUIPMENT (MARKET VALUE)

    10       Real property                                          C                       $0
                                                                                 --------------
    11       Machinery and equipment                                D                 $560,000
                                                                                 --------------
    12       Furniture and fixtures                                 D                  $43,888
                                                                                 --------------
    13       Office equipment                                       D                  $22,065
                                                                                 --------------
    14       Leasehold improvements                                 D                  $67,000
                                                                                 --------------
    15       Vehicles                                               D                  $14,100
                                                                                 --------------
    16       Other - Computer Software                              D                       $0
                                                                                 --------------
    17                                                              D
             -----------------------------------------                           --------------
    18                                                              D
             -----------------------------------------                           --------------
    19                                                              D
             -----------------------------------------                           --------------
    20                                                              D
             -----------------------------------------                           --------------

                                                                                 --------------
    21    TOTAL PROPERTY AND EQUIPMENT                                                $707,053
                                                                                 --------------

          OTHER ASSETS

    22       Loans to shareholders                                                          $0
                                                                                 --------------
    23       Loans to affiliates                                                            $0
                                                                                 --------------
    24       Non-current deposits                                                     $780,023
             -----------------------------------------                           --------------
    25
             -----------------------------------------                           --------------
    26
             -----------------------------------------                           --------------
    27
             -----------------------------------------                           --------------

                                                                                 --------------
    28    TOTAL OTHER ASSETS                                                          $780,023
                                                                                 --------------
    29    TOTAL ASSETS                                                             $19,474,485
                                                                                 ==============

NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


   LIABILITIES FROM SCHEDULES

   POST-PETITION

      CURRENT LIABILITIES

30       Salaries and wages                                                                    $0
                                                                                  ----------------
31       Payroll taxes                                                                         $0
                                                                                  ----------------
32       Real and personal property taxes                                                      $0
                                                                                  ----------------
33       Income taxes                                                                          $0
                                                                                  ----------------
34       Sales taxes                                                                           $0
                                                                                  ----------------
35       Notes payable (short term)                                                            $0
                                                                                  ----------------
36       Accounts payable (trade)                                    A                 $6,294,748
                                                                                  ----------------
37       Real property lease arrearage                                                   $151,242
                                                                                  ----------------
38       Personal property lease arrearage                                                     $0
                                                                                  ----------------
39       Accrued professional fees                                                             $0
                                                                                  ----------------
40       Current portion of long-term post-petition
         debt (due within 12 months)                                                           $0
                                                                                  ----------------
41       Other:     Accrued employee expenses                                            $134,549
                    -------------------------------                               ----------------
42       Accrued interest expense                                                        $471,075
         ------------------------------------------                               ----------------
43       Deferred revenue                                                              $6,134,845
         ------------------------------------------                               ----------------

                                                                                  ----------------
44    TOTAL CURRENT LIABILITIES                                                       $13,186,459
                                                                                  ----------------

                                                                                  ----------------
45       Long-Term Post-Petition Debt, Net of Current Portion                                  $0
                                                                                  ----------------

                                                                                  ----------------
46    TOTAL POST-PETITION LIABILITIES                                                 $13,186,459
                                                                                  ----------------

      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47       Secured claims                                              F                         $0
                                                                                  ----------------
48       Priority unsecured claims                                   F                         $0
                                                                                  ----------------
49       General unsecured claims                                    F                $40,868,359
                                                                                  ----------------

                                                                                  ----------------
50    TOTAL PRE-PETITION LIABILITIES                                                  $40,868,359
                                                                                  ----------------

                                                                                  ----------------
51    TOTAL LIABILITIES                                                               $54,054,818
                                                                                  ----------------

   EQUITY (DEFICIT)

52       Retained Earnings/(Deficit) at time of filing                              ($319,081,002)
                                                                                  ----------------
53       Capital Stock                                                               $303,488,282
                                                                                  ----------------
54       Additional paid-in capital                                                            $0
                                                                                  ----------------
55       Cumulative profit/(loss) since filing of case                                ($6,990,733)
                                                                                  ----------------
56       Post-petition contributions/(distributions)
         or (draws)                                                                             $0
                                                                                  ----------------
57
         ------------------------------------------                               ----------------
58       Market value adjustment                                                     ($11,996,880)
                                                                                  ----------------

                                                                                  ----------------
59    TOTAL EQUITY (DEFICIT)                                                         ($34,580,333)
                                                                                  ----------------

                                                                                  ----------------
60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                          $19,474,485
                                                                                  ================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                     ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                              ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE              PAST DUE
                                            [PRE AND POST PETITION]    [POST PETITION]          POST PETITION DEBT
                                            -----------------------    ---------------          ------------------
RECEIVABLES AND PAYABLES AGINGS

      0 -30 Days                                        $3,032,210             $6,294,748
                                            -----------------------    -------------------
      31-60 Days                                        $3,137,819
                                            -----------------------    -------------------
      61-90 Days                                          $106,989                                           $0
                                            -----------------------    -------------------        -------------
      91+ Days                                            $471,618
                                            -----------------------    -------------------
      Total accounts receivable/payable                 $6,748,636             $6,294,748
                                            -----------------------    ===================
      Allowance for doubtful accounts                     $559,534
                                            -----------------------
      Accounts receivable (net)                         $6,189,102
                                            =======================


                                   SCHEDULE B

                          INVENTORY/COST OF GOODS SOLD



TYPES AND AMOUNT OF INVENTORY(IES)


                                               INVENTORY(IES)
                                                 BALANCE AT
                                                END OF MONTH
                                               -------------
      Retail/Restaurants -
        Product for resale
                                               -------------

      Distribution -
        Products for resale                        $627,547
                                               -------------

      Manufacturer -
        Raw Materials
                                               -------------
        Work-in-progress
                                               -------------
        Finished goods

                                               -------------

      Other - Explain

                                               -------------

      -------------------------------

      -------------------------------
      TOTAL                                        $627,547
                                               =============


COST OF GOODS SOLD

Inventory Beginning of Month                                             $655,297
                                                                      ------------
Add -
                                                                      ------------
  Net purchase                                                         $3,495,114
                                                                      ------------
  Direct labor
                                                                      ------------
  Manufacturing overhead
                                                                      ------------
  Freight in
                                                                      ------------
  Other:
                                                                      ------------
Deferred COGS                                                          $2,550,666
-------------------------------------------------------               ------------
Misc Charges (i.e. fulfillment costs, credit card fees)                    $1,225
-------------------------------------------------------               ------------

Less -
  Inventory End of Month                                                 $627,547
                                                                      ------------
  Shrinkage
                                                                      ------------
  Personal Use
                                                                      ------------

COST OF GOODS SOLD                                                     $6,074,755
                                                                      ============


METHOD OF INVENTORY CONTROL

      Do you have a functioning perpetual inventory system?

      Yes [X]  No [ ]

      How often do you take a complete physical inventory?

        Weekly           [ ]

        Monthly          [ ]

        Quarterly        [ ]

        Semi-annually    [ ]

        Annually         [X]

Date of last physical inventory was  11/30/2001 0:00
                                     ---------------

Date of next physical inventory is
                                     ---------------

Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -
    FIFO cost                      [ ]
    LIFO cost                      [ ]
    Lower of cost or market        [ ]
    Retail method                  [ ]
    Other                          [X]
     Explain

Perpetual

-------------------------------------------------------

-------------------------------------------------------

-------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


DESCRIPTION                                                                        COST               MARKET VALUE
                                                                             -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------
      TOTAL                                                                                $0                     $0
                                                                             =================    ===================


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                                        COST               MARKET VALUE
                                                                             -----------------    -------------------
MACHINERY & EQUIPMENT -
      Computers, Laptops, Servers, Dataports, Routers                             $11,436,212               $560,000
      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------
      TOTAL                                                                       $11,436,212               $560,000
                                                                             =================    ===================

FURNITURE & FIXTURES -

      Cubicles, Workstations, Chairs, Tables                                       $1,237,837                $43,888
      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------
      TOTAL                                                                        $1,237,837                $43,888
                                                                             =================    ===================

OFFICE EQUIPMENT -

      Phone Systems, Fax Machines                                                    $399,374                $22,065
      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------
      TOTAL                                                                          $399,374                $22,065
                                                                             =================    ===================

LEASEHOLD IMPROVEMENTS -

      Security Systems, Repairs, Sign, Electrical Services                           $939,792                $67,000
      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------
      TOTAL                                                                          $939,792                $67,000
                                                                             =================    ===================

VEHICLES -

      Ford Van                                                                        $29,006                $14,100
      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------
      TOTAL                                                                           $29,006                $14,100
                                                                             =================    ===================

COMPUTER SOFTWARE - OTHER -

      Sybase, Weblogic, Silknet, SAP, Verisign, Licenses                           $4,416,137                     $0
      -------------------------------------------------------                -----------------    -------------------
      Construction in Progress  - Enterprise License
      Maint Agreement, SAP                                                         $3,098,668                     $0
      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------

      -------------------------------------------------------                -----------------    -------------------
      TOTAL                                                                        $7,514,805                     $0
                                                                             =================    ===================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


                                        0-30 DAYS          31-60 DAYS          61-90 DAYS          91+ DAYS              TOTAL
                                        ---------          ----------          ----------          --------              -----
TAXES PAYABLE
FEDERAL

        Income Tax Withholding                     $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        FICA - Employee                            $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        FICA - Employer                            $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        Unemployment (FUTA)                        $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        Income                                     $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        Other (Attach List)                        $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
TOTAL FEDERAL TAXES                                $0                 $0                  $0                 $0                 $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
STATE AND LOCAL

        Income Tax Withholding                     $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        Unemployment (UT)                          $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        Disability Insurance (DI)                  $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        Empl. Training Tax (ETT)                   $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        Sales                                      $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        Excise                                     $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        Real property                              $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        Personal property                          $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        Income                                     $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
        Other (Attach List)                        $0                                                                           $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
TOTAL STATE & LOCAL TAXES                          $0                 $0                  $0                 $0                 $0
                                     -----------------  -----------------   -----------------   ----------------    ---------------
TOTAL TAXES                                        $0                 $0                  $0                 $0                 $0
                                     =================  =================   =================   ================    ===============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                 CLAIMED             ALLOWED
                                                                                            AMOUNT            AMOUNT (b)
                                                                                      -----------------   ----------------
        Secured claims  (a)                                                                         $0                 $0
                                                                                      -----------------   ----------------
        Priority claims other than taxes                                                            $0                 $0
                                                                                      -----------------   ----------------
        Priority tax claims                                                                         $0                 $0
                                                                                      -----------------   ----------------
        General unsecured claims                                                           $40,868,359        $40,868,359
                                                                                      -----------------   ----------------


(a) List total amount of claims even if under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES


                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


Recapitulation of Funds Held at End of Month


                                                  ACCOUNT 1          ACCOUNT 2           ACCOUNT 3           ACCOUNT 4
                                                  ---------          ---------           ---------           ---------
Bank                                           Merrill Lynch      Merrill Lynch       ABN Amro - Euro     ABN Amro - Pound
                                               -----------------  -----------------   -----------------   ----------------
Account Type                                   Checking           Checking            Checking            Checking
                                               -----------------  -----------------   -----------------   ----------------
Account No.                                    881-07A44          881-07A45           004514670220               40042375
                                               -----------------  -----------------   -----------------   ----------------
Account Purpose                                Depository         Depository          Depository          Depository
                                               -----------------  -----------------   -----------------   ----------------
Balance, End of Month                                   $34,417           $322,813             $50,488            $35,604
                                               -----------------  -----------------   -----------------   ----------------
Total Funds on Hand for all Accounts                 $2,212,211
                                               =================


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                          SCHEDULE H
         RECAPITULATION OF FUNDS HELD AT END OF MONTH


                              ACCOUNT 5              ACCOUNT 6               ACCOUNT 7                     ACCOUNT 8
                              ---------              ---------               ---------                     ---------
Bank                     ABN Amro - CAD          ABN Amro - USD        Scotia Bank                Wells Fargo Concentration
                         --------------------    -------------------   -----------------------    -----------------------------
Account Type             Checking                Checking              Checking                   Checking
                         --------------------    -------------------   -----------------------    -----------------------------
Account No.              460131877591            451046702241           800021021818                                4761063908
                         --------------------    -------------------   -----------------------    -----------------------------
Account Purpose          Depository              Depository            Depository                 Operating
                         --------------------    -------------------   -----------------------    -----------------------------
Balance, End of Month                $18,459                 $5,278                   $38,045                         $990,457
                         --------------------    -------------------   -----------------------    -----------------------------


                              ACCOUNT 9              ACCOUNT 10              ACCOUNT 11                    ACCOUNT 12
                              ---------              ----------              ----------                    ----------
Bank                     Wells Fargo Payroll     Wells Fargo AP        Wells Fargo Secured        Merrill Lynch Trust Fund
                         --------------------    -------------------   -----------------------    -----------------------------
Account Type             Checking                Checking              Checking                   Checking
                         --------------------    -------------------   -----------------------    -----------------------------
Account No.              4761063924              4174685024
                         --------------------    -------------------   -----------------------    -----------------------------
Account Purpose          Payroll                 Accounts Payable      Depository                 Depository
                         --------------------    -------------------   -----------------------    -----------------------------
Balance, End of Month               ($62,202)             ($371,290)                       $0                       $1,150,000
                         --------------------    -------------------   -----------------------    -----------------------------


                             ACCOUNT 13
                             ----------
Bank                     Petty Cash
                         --------------------
Account Type             Cash
                         --------------------
Account No.
                         --------------------
Account Purpose          Cash
                         --------------------
Balance, End of Month                   $143
                         --------------------

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 07/31/02


               CURRENT MONTH
  ---------------------------------------
                                                                                                       CUMULATIVE      NEXT MONTH
  ACTUAL          FORECAST        VARIANCE                                                           (CASE TO DATE)     FORECAST
  ------          --------        -------                                                             ------------     -----------
                                                  REVENUES:

                                        $0      1  Gross Sales                                                  $0
------------    -----------    ------------                                                           ------------     -----------
                                        $0      2  less: Sales Returns & Allowances                             $0
------------    -----------    ------------                                                           ------------     -----------
 $6,378,032             $0      $6,378,032      3  Net Sales                                           $37,741,753              $0
------------    -----------    ------------                                                           ------------     -----------
 $6,074,755                    ($6,074,755)     4  less: Cost of Goods Sold  (Schedule 'B')            $35,375,448
------------    -----------    ------------                                                           ------------     -----------
   $303,277             $0        $303,277      5  Gross Profit                                         $2,366,304              $0
------------    -----------    ------------                                                           ------------     -----------
         $0                             $0      6  Interest                                                $23,269
------------    -----------    ------------                                                           ------------     -----------
 $1,196,949                     $1,196,949      7  Other Income: Gain on Disposal of Business           $1,196,949
------------    -----------    ------------                                                           ------------     -----------
                                        $0      8                                                              $0
------------    -----------    ------------       -------------------------------------------------   ------------     -----------
                                        $0      9                                                              $0
------------    -----------    ------------       -------------------------------------------------   ------------     -----------
                                                                                                               $0
------------    -----------                                                                           ------------     -----------
 $1,500,226             $0      $1,500,226     10 TOTAL REVENUES                                        $3,586,522              $0
------------    -----------    ------------                                                           ------------     -----------

                                                  EXPENSES:

                                        $0     11  Compensation to Owner(s)/Officer(s)                    $254,846
------------    -----------    ------------                                                           ------------     -----------
 $1,430,996                    ($1,430,996)    12  Salaries                                             $4,071,248
------------    -----------    ------------                                                           ------------     -----------
         $0                             $0     13  Commissions                                             $77,757
------------    -----------    ------------                                                           ------------     -----------
     $2,559                        ($2,559)    14  Contract Labor                                          $27,557
------------    -----------    ------------                                                           ------------     -----------
         $0                             $0     15  Rent/Lease:                                                  $0
------------    -----------    ------------                                                           ------------     -----------
   $103,560                      ($103,560)    16   Real Property                                         $670,425
------------    -----------    ------------                                                           ------------     -----------
    $52,569                       ($52,569)    17  Insurance                                              $381,482
------------    -----------    ------------                                                           ------------     -----------
         $0                             $0     18  Management Fees                                              $0
------------    -----------    ------------                                                           ------------     -----------
         $0                             $0     19  Depreciation                                           $542,192
------------    -----------    ------------                                                           ------------     -----------
    $13,118                       ($13,118)    20  Taxes:                                                 $224,545
------------    -----------    ------------                                                           ------------     -----------
     $2,268                        ($2,268)    21   Real Property Taxes                                    $24,988
------------    -----------    ------------                                                           ------------     -----------
         $0                             $0     22   Other Taxes                                               $566
------------    -----------    ------------                                                           ------------     -----------
   $172,567                      ($172,567)    23  Other Selling                                          $968,063
------------    -----------    ------------                                                           ------------     -----------
 $1,473,313                    ($1,473,313)    24  Other Administrative                                 $2,550,976
------------    -----------    ------------                                                           ------------     -----------
    ($1,862)                        $1,862     25  Interest                                               $805,761
------------    -----------    ------------                                                           ------------     -----------
         $0                             $0     26  Other Expenses:                                        ($33,150)
------------    -----------    ------------                      ----------------------------------   ------------     -----------
         $0                             $0     27                                                               $0
------------    -----------    ------------       -------------------------------------------------   ------------     -----------
                                        $0     28                                                               $0
------------    -----------    ------------       -------------------------------------------------   ------------     -----------
                                        $0     29                                                               $0
------------    -----------    ------------       -------------------------------------------------   ------------     -----------
                                        $0     30                                                               $0
------------    -----------    ------------       -------------------------------------------------   ------------     -----------
                                        $0     31                                                               $0
------------    -----------    ------------       -------------------------------------------------   ------------     -----------
                                        $0     32                                                               $0
------------    -----------    ------------       -------------------------------------------------   ------------     -----------
                                        $0     33                                                               $0
------------    -----------    ------------       -------------------------------------------------   ------------     -----------
                                        $0     34                                                               $0
------------    -----------    ------------       -------------------------------------------------   ------------     -----------

------------    -----------    ------------                                                           ------------     -----------
 $3,249,088             $0     ($3,249,088)    35   TOTAL EXPENSES                                     $10,567,255              $0
------------    -----------    ------------                                                           ------------     -----------
($1,748,862)            $0     ($1,748,862)    36 SUBTOTAL                                             ($6,980,733)             $0
------------    -----------    ------------                                                           ------------     -----------

------------    -----------    ------------                                                           ------------     -----------
                                        $0     37 REORGANIZATION ITEMS:
------------    -----------    ------------                                                           ------------     -----------
                                        $0     38  Provisions for Rejected Executory Contracts                  $0
------------    -----------    ------------                                                           ------------     -----------
                                        $0     39  Interest Earned on Accumulated Cash from                     $0
------------    -----------    ------------                                                           ------------     -----------
                                                   Resulting Chp 11 Case

                                        $0     40  Gain or (Loss) from Sale of Equipment                        $0
------------    -----------    ------------                                                           ------------     -----------
         $0                             $0     41  U.S. Trustee Quarterly Fees                             $10,000
------------    -----------    ------------                                                           ------------     -----------
                                        $0     42                                                               $0
------------    -----------    ------------       -------------------------------------------------   ------------     -----------
         $0             $0              $0     43 TOTAL REORGANIZATION ITEMS                               $10,000              $0
------------    -----------    ------------                                                           ------------     -----------

------------    -----------    ------------                                                           ------------     -----------
($1,748,862)            $0     ($1,748,862)    44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES       ($6,990,733)             $0
------------    -----------    ------------                                                           ------------     -----------
                                         $0    45  Federal & State Income Taxes
------------    -----------    ------------                                                           ------------     -----------
($1,748,862)            $0     ($1,748,862)    46 NET PROFIT (LOSS)                                    ($6,990,733)             $0
============    ===========    ============                                                           ============     ===========


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 07/31/02


                                                                         ACTUAL                     CUMULATIVE
                                                                     CURRENT MONTH                (CASE TO DATE)
                                                                     -------------                --------------
    CASH RECEIPTS

    1  Rent/Leases Collected                                                   $194,403                   $1,166,418
                                                                 -----------------------      -----------------------
    2  Cash Received from Sales                                                $373,492                  $11,001,008
                                                                 -----------------------      -----------------------
    3  Interest Received                                                         $2,673                      $27,997
                                                                 -----------------------      -----------------------
    4  Borrowings                                                                    $0                           $0
                                                                 -----------------------      -----------------------
    5  Funds from Shareholders, Partners, or Other Insiders                          $0                           $0
                                                                 -----------------------      -----------------------
    6  Capital Contributions                                                         $0                           $0
                                                                 -----------------------      -----------------------
    7  Non AR Receipts                                                               $0                      $92,845
      -----------------------------------------------------      -----------------------      -----------------------
    8  Cash Collected on Behalf of Digital River                                     $0                     $446,796
      -----------------------------------------------------      -----------------------      -----------------------
    9  Softchoice deposit                                                       $99,985                      $99,985
      -----------------------------------------------------      -----------------------      -----------------------
   10                                                                                                             $0
      -----------------------------------------------------      -----------------------      -----------------------
   11                                                                                                             $0
      -----------------------------------------------------      -----------------------      -----------------------

                                                                 -----------------------      -----------------------

   12  TOTAL CASH RECEIPTS                                                     $670,553                  $12,835,048
                                                                 -----------------------      -----------------------

      CASH DISBURSEMENTS

   13  Payments for Inventory                                                   $18,917                   $6,978,128
                                                                 -----------------------      -----------------------
   14  Selling                                                                       $0                      $96,299
                                                                 -----------------------      -----------------------
   15  Administrative                                                          $245,592                   $1,084,099
                                                                 -----------------------      -----------------------
   16  Capital Expenditures                                                          $0                           $0
                                                                 -----------------------      -----------------------
   17  Principal Payments on Debt                                                    $0                           $0
                                                                 -----------------------      -----------------------
   18  Interest Paid                                                                 $0                           $0
                                                                 -----------------------      -----------------------
       Rent/Lease:                                                                                                $0
                                                                                              -----------------------
   19      Personal Property                                                                                      $0
                                                                 -----------------------      -----------------------
   20      Real Property                                                       $298,590                   $1,808,210
                                                                 -----------------------      -----------------------
       Amount Paid to Owner(s)/Officer(s)                                                                         $0
                                                                                              -----------------------
   21      Salaries                                                             $47,853                     $340,952
                                                                 -----------------------      -----------------------
   22      Draws                                                                     $0                           $0
                                                                 -----------------------      -----------------------
   23      Commissions/Royalties                                                     $0                           $0
                                                                 -----------------------      -----------------------
   24      Expense Reimbursements                                               $16,815                      $79,521
                                                                 -----------------------      -----------------------
   25      Other                                                             $1,150,000                   $1,150,000
                                                                 -----------------------      -----------------------
   26  Salaries/Commissions (less employee withholding)                        $132,040                   $1,692,128
                                                                 -----------------------      -----------------------
   27  Management Fees                                                                                            $0
                                                                 -----------------------      -----------------------
       Taxes:                                                                                                     $0
                                                                                              -----------------------
   28      Employee Withholding                                                 $86,418                   $1,045,639
                                                                 -----------------------      -----------------------
   29      Employer Payroll Taxes                                               $16,605                     $228,028
                                                                 -----------------------      -----------------------
   30      Real Property Taxes                                                                                    $0
                                                                 -----------------------      -----------------------
   31      Other Taxes                                                               $0                      $17,511
                                                                 -----------------------      -----------------------
   32  Other Cash Outflows:                                                                                       $0
                                                                 -----------------------      -----------------------
   33      Deposits / (Deposit Refunds)                                       ($350,000)                    $208,284
           -----------------------------------------------       -----------------------      -----------------------
   34      Prepetition payments                                                      $0                      $59,428
           -----------------------------------------------       -----------------------      -----------------------
   35      401k                                                                 $21,859                     $224,061
           -----------------------------------------------       -----------------------      -----------------------
   36      Employee benefits                                                    $32,991                     $467,664
           -----------------------------------------------       -----------------------      -----------------------
   37      Payments made to Digital River                                            $0                     $322,974
           -----------------------------------------------       -----------------------      -----------------------

                                                                 -----------------------      -----------------------
   38  TOTAL CASH DISBURSEMENTS:                                             $1,717,679                  $15,802,926
                                                                 -----------------------      -----------------------

                                                                 -----------------------      -----------------------
   39 NET INCREASE (DECREASE) IN CASH                                       ($1,047,126)                 ($2,967,878)
                                                                 -----------------------      -----------------------

                                                                 -----------------------      -----------------------
   40 CASH BALANCE, BEGINNING OF PERIOD                                      $3,259,338                   $5,180,090
                                                                 -----------------------      -----------------------

                                                                 -----------------------      -----------------------
   41 CASH BALANCE, END OF PERIOD                                            $2,212,211                   $2,212,212
                                                                 =======================      =======================